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                                    EXHIBIT 23(a)

                           CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Symix Systems, Inc. 401(K) Plan of our report dated July 25, 1997, with respect to the consolidated financial statements and schedule of Symix Systems, Inc. included in its Annual Report (Form 10-K) for the year ended June 30, 1997, filed with the Securities and Exchange Commission.





Columbus, Ohio
January 5, 1998
                                        ERNST & YOUNG LLP